Fees Summary	Nov. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 10,188.08
Total Fee Amount	10,188.08
Total Transaction Valuation	73,773,211.2
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A